                                                                    Exhibit 99.2

                               AKEENA SOLAR, INC.

                       INTRODUCTION TO PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger transaction between Akeena Solar, Inc. ("Akeena") and
Fairview Energy Corporation, Inc ("Fairview"). On August 11, 2006, Akeena merged with a wholly owned subsidiary of Fairview whereby 100% of the outstanding shares of Akeena were exchanged for 8,197,692 shares of Fairview, a public shell corporation, Fairview changed its name to Akeena Solar, Inc. and Akeena, as the surviving corporation in the merger, changed its name to Akeena Corp. As a result of the transaction, the former owners of Akeena became the controlling stockholders of Fairview. Accordingly, the merger of Akeena and Fairview is a reverse merger that has been accounted for as a recapitalization of Akeena.

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of Akeena with Fairview as of March 31, 2006, as if the recapitalization of Akeena occurred on that date.

The unaudited pro forma balance sheet and earnings per share data should be read in conjunction with the separate historical financial statements of Akeena, appearing elsewhere herein, and the historical financial statements of Fairview, as filed and included in Form 10-QSB for the quarterly period ended April 30,
2006 and Form SB-2 for the annual period ended October 31, 2005. The fiscal year end of Akeena and Fairview is December 31 and October 31, respectively. The pro forma condensed statement of income of Fairview is within the allowable 93 days of the most recent quarterly period end of Akeena (Note 2). The unaudited pro forma balance sheet and earnings per share data are not necessarily indicative of the combined financial position, had the acquisition occurred on March 31,
2006.

                               AKEENA SOLAR, INC.

               NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (Unaudited)

NOTE 1 - Merger Transaction

     Akeena Solar, Inc. ("Akeena") entered into a merger agreement with Fairview
     Energy Corporation, Inc. ("Fairview"), a public shell corporation, whereby
     100% of the shares of Akeena were exchanged for 8,197,692 shares of
     Fairview common stock. Fairview changed its name to Akeena and as a result of the transaction, the former owners of Akeena became the controlling stockholders of Fairview. Accordingly, the merger of Akeena and Fairview
     (the "Merger") is a reverse merger that has been accounted for as a recapitalization of Akeena.

NOTE 2 - Pro Forma Adjustments

     The pro forma adjustments to the condensed balance sheet give effect to the recapitalization of Akeena as if the transactions had occurred at the beginning of the period.

     Balance Sheet - March 31, 2006

     a.   Derived from the unaudited balance sheet of Akeena as of March 31,
          2006.

     b.   Derived from the unaudited balance sheet of Fairview as of April 30,
          2006.

     c.   Akeena common shares adjusted from $.01 par value to $.001 par value.

     d.   Cancellation of 1,000,000 shares of Akeena common stock upon closing of the Merger.

     e.   Issuance of 197,692 shares of restricted stock at $.001 par value.

     f.   Cancellation of 3,877,477 shares of Fairview common stock in connection with the Merger.

     g.   In connection with the Merger, Fairview will issue a maximum of
          $3,000,000 of its common stock at $1.00 per share, in a private placement (the "Private Placement") on terms acceptable to Akeena. As of August 11, 2006, $2,527,500 has been issued at $1.00 per share.

     h.   On August 4, 2006, each share of Fairview's 6,946,250 common shares outstanding was converted into 1.084609 shares for a total of
          7,533,965 common shares outstanding.

     i.   Elimination of Fairview accumulated deficit.

     j.   Adjustment made to reflect the costs relating to the Merger and the
          Private Placement.

     k.   The 14,381,680 shares of common stock issued and outstanding consist of 8,197,692 shares issued to the owners of Akeena and 6,183,988 shares issued to the owners of Fairview.

                                  AKEENA, INC.
                   Pro Forma Condensed Combined Balance Sheet
                                 March 31, 2006
                                   (Unaudited)

                                                                          PRO FORMA ADJUSTMENTS
                                                                        ------------------------     PRO FORMA
                                                    AKEENA    FAIRVIEW    AKEENA       FAIRVIEW       COMBINED
                                                  ----------  --------  ---------     ----------     ----------
                                                      (A)        (B)

ASSETS
Current assets
   Cash and cash equivalents                      $   23,245  $ 25,006                 2,527,500 (g) $2,575,751
   Accounts receivable, net                        1,570,552                                          1,570,552
   Inventory                                       1,244,579                                          1,244,579
   Prepaid expenses and other current assets         365,348                                            365,348
                                                  ----------  --------  ---------     ----------     ----------
      Total current assets                         3,203,724    25,006         --      2,527,500      5,756,230
Property and equipment, net                           77,942                                             77,942
Due from related party                                21,025                                             21,025
Other assets                                           3,927                                              3,927
                                                  ----------  --------  ---------     ----------     ----------
      Total assets                                $3,306,618  $ 25,006  $      --     $2,527,500     $5,859,124
                                                  ==========  ========  =========     ==========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                               $1,906,401  $ 13,663                               $1,920,064
   Accrued liabilities                               643,616              265,000 (j)                   908,616
   Deferred revenue                                  209,658                                            209,658
   Credit facility                                   500,000                                            500,000
   Current portion of long-term debt                  16,060                                             16,060
                                                  ----------  --------  ---------     ----------     ----------
      Total current liabilities                    3,275,735    13,663    265,000             --      3,554,398
Long-term debt, less current portion                  21,772                                             21,772
                                                  ----------  --------  ---------     ----------     ----------
      Total liabilities                            3,297,507    13,663    265,000             --      3,576,170
                                                  ----------  --------  ---------     ----------     ----------
Commitments and contingencies (Note 12)
Stockholders' equity:
   Common stock                                       90,000     6,946    (81,000)(c)     (3,877)(f)     14,382
                                                                           (1,000)(d)      2,528 (g)
                                                                              198 (e)        587 (h)
   Additional paid-in capital                             --    27,229     81,000 (c)      3,877 (f)  2,614,461
                                                                            1,000 (d)  2,524,972 (g)
                                                                             (198)(e)       (587)(h)
                                                                                         (22,832)(i)
   Retained earnings (accumulated deficit)           (80,889)  (22,832)  (265,000)(j)     22,832 (i)   (345,889)
                                                  ----------  --------  ---------     ----------     ----------
      Total stockholders' equity                       9,111    11,343   (265,000)     2,527,500      2,282,954
                                                  ----------  --------  ---------     ----------     ----------
      Total liabilities and stockholders' equity  $3,306,618  $ 25,006  $      --     $2,527,500     $5,859,124
                                                  ==========  ========  =========     ==========     ==========

  See accompanying notes to pro forma condensed combined balance sheet.

The following table sets forth the computation of pro forma basic and diluted earnings per share for the three months ended March 31, 2006 and the year ended
December 31, 2005 as if the Merger occurred at the beginning of the respective periods.

THREE MONTHS ENDED MARCH 31, 2006:

                                                                                     PRO FORMA ADJUSTMENTS             PRO FORMA
                                            AKEENA             FAIRVIEW            AKEENA           FAIRVIEW           COMBINED
                                              (a)                (b)

NET INCOME (LOSS)                            $ 19,630           $ (10,034)       $ (265,000)(h)             $ -         $ (255,404)
                                       ===============    ================   ===============    ================   ================

Earnings per common and common
  equivalent share:

    Basic                                      $ 0.00             $ (0.00)                                                 $ (0.02)
                                       ===============    ================                                         ================

    Diluted                                    $ 0.00             $ (0.00)                                                 $ (0.02)
                                       ===============    ================                                         ================

Weighted average shares used in
  computing earnings per common and
  common equivalent share:

    Basic                                   9,000,000           6,946,250        (1,000,000)(c)      (3,877,477)(e)     14,381,680
                                       ===============    ================   ===============    ================   ================
                                                                                    197,692 (d)       2,527,500 (f)
                                                                             ===============    ================
                                                                                                        587,715 (g)
                                                                                                ================

    Diluted                                10,000,000           6,946,250          (802,308)           (762,262)        14,381,680
                                       ===============    ================   ===============    ================   ================
                                                                                 (1,000,000)(i)
                                                                             ===============

YEAR ENDED DECEMBER 31, 2005:
                                                                                     PRO FORMA ADJUSTMENTS             PRO FORMA
                                            AKEENA             FAIRVIEW            AKEENA           FAIRVIEW           COMBINED
                                              (a)                (b)

NET INCOME (LOSS)                             $ 1,852            $ (5,658)       $ (265,000)(h)             $ -         $ (268,806)
                                       ===============    ================   ===============    ================   ================

Earnings per common and common
  equivalent share:

    Basic                                      $ 0.00             $ (0.00)                                                 $ (0.02)
                                       ===============    ================                                         ================

    Diluted                                    $ 0.00             $ (0.00)                                                 $ (0.02)
                                       ===============    ================                                         ================

Weighted average shares used in
  computing earnings per common and
  common equivalent share:

    Basic                                   9,000,000           6,946,250        (1,000,000)(c)      (3,877,477)(e)     14,381,680
                                       ===============    ================   ===============    ================   ================
                                                                                    197,692 (d)       2,527,500 (f)
                                                                             ===============    ================
                                                                                                        587,715 (g)
                                                                                                ================

    Diluted                                10,000,000           6,946,250          (802,308)           (762,262)        14,381,680
                                       ===============    ================   ===============    ================   ================
                                                                                 (1,000,000)(i)
                                                                             ===============

     a.   Derived from the unaudited statement of operations of Akeena for the three months ended March 31, 2006 and the year ended December 31,
          2005, respectively.

     b.   Derived from the unaudited statement of operations of Fairview for the three months ended April 30, 2006 and the three months ended January
          31, 2006, respectively.

     c.   Cancellation of 1,000,000 shares of Akeena common stock upon closing of the Merger.

     d.   Issuance of 197,692 shares of restricted stock at $.001 par value.

     e.   Cancellation of 3,877,477 shares of Fairview common stock in connection with the Merger.

     f.   In connection with the Merger, Fairview will issue a maximum of
          $3,000,000 of its common stock at $1.00 per share, in a private placement (the "Private Placement") on terms acceptable to Akeena. As of August 11, 2006, $2,527,500 has been issued at $1.00 per share.

     g.   On August 4, 2006, each share of Fairview's 6,946,250 common shares outstanding was converted into 1.084609 shares for a total of
          7,533,965 common shares outstanding.

     h.   Adjustment made to reflect the costs relating to the Merger and the
          Private Placement.

     i.   Adjustment made to exclude warrants from diluted EPS calculation as inclusion of the warrants would be antidilutive as a result of the pro forma net loss.